UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )
☑  Filed by the Registrant
☐  Filed by a Party other than the Registrant

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE INDIA FUND, INC.
(Name of Registrant as Specified In Its Charter)

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The India Fund, Inc.
345 Park Avenue
New York, New York 10154

March 20, 2007

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The India Fund, Inc. (NYSE: IFN; the “Fund”) to be held on April 19, 2007, at 11:00 a.m., New York time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York.

At the Fund’s Annual Meeting of Stockholders, the Stockholders are being asked to vote on the election of Directors.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote “FOR” the election of each of the nominees.

Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card for voting by telephone or over the Internet.

Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the meeting. To vote, simply follow the instructions on the enclosed proxy card.

As always, we thank you for your confidence and support.

Sincerely,

Prakash A. Melwani
Director and President

The India Fund, Inc.
345 Park Avenue
New York, New York 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 20, 2007

To the Stockholders:

An Annual Meeting of Stockholders of The India Fund, Inc. (the “Fund”) will be held on April 19, 2007, at 11:00 a.m., New York time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York, for the purpose of considering and voting upon:

1. The election of two Class III Directors to the Board of Directors.

2. The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on March 16, 2007, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Joshua B. Rovine
Secretary

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts.  Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts.  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts.  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

The India Fund, Inc.
345 Park Avenue
New York, New York 10154

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders of the Fund, and at any adjournments or postponements thereof (the “Meeting”), to be held on April 19, 2007, at 11:00 a.m., New York time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, in Conference Room J on the 30th Floor, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about March 22, 2007.

At the Meeting, Stockholders will vote on a proposal to elect two Class III Directors to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund’s Annual Report, containing financial statements for the fiscal year ended December 31, 2006, as filed on Form N-CSR, is available free of charge by contacting Blackstone Asia Advisors L.L.C., 345 Park Avenue, New York, New York 10154, by calling 1-866-800-8933 toll-free or on the Internet at www.blackstone.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the “SEC”) at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “IFN”. Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549
By Phone:	1-202-942-8090
By Mail:	Public Reference Branch

Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549 (duplicating fee required)
By Email:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Stockholders who execute proxies retain the right to revoke them in person at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees.

The close of business on March 16, 2007, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date there were 44,964,154.2955 shares of the Fund’s common stock outstanding.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose, without notice other than by announcement at the meeting, one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies or until a quorum shall attend. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal at their discretion. A Stockholder vote may be taken on one or more of the items in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and will not affect the plurality vote required for Directors. The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the Meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

The principal business address of the Fund is 345 Park Avenue, New York, New York 10154. The Fund is a closed-end management investment company, registered under the 1940 Act. The principal business address of Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), the Fund’s investment manager and administrator, is 345 Park Avenue, New York, New York 10154. The principal business address of Blackstone Fund Services India Private Limited (“Blackstone India”), the Fund’s country adviser, is Taj President, 90 Cuffe Parade, Suite 1201, Mumbai – 400 005, India.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The date of this Proxy Statement is March 20, 2007.

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting of Stockholders, Stockholders will be asked to elect two Class III Directors, each to hold office until the 2010 Annual Meeting of Stockholders or thereafter until his successor is elected and qualified. The terms of office of the Class I Directors expire at the Annual Meeting of Stockholders in 2009, or thereafter until their respective successors are duly elected and qualified, and the terms of office of the Class II Directors expire at the Annual Meeting of Stockholders in 2008, or thereafter until their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. Messrs. Melwani and Hardy are currently members of the Fund’s Board of Directors. The nominees have indicated that they will serve if elected, but if the nominees should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Class III Directors:

Number of
				Funds in	Other Board
				Fund Complex[1]	Memberships
			Principal	Overseen	Held by
	Position(s)	Length	Occupation(s)	by Nominee	Nominee
	Held	of Time	During	(Including the	During Past
Name, Address and Age	with Fund	Served	Past 5 Years	Fund)	Five Years

Nominees to serve as Class III Directors until the 2010 Annual Meeting of Stockholders
Interested Director/Nominee
Prakash A. Melwani[2] The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	Director and President	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group (May 2003 – Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988 – 2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings
Independent Director/Nominee
J. Marc Hardy c/o Multiconsult Limited Frere Felix de Valois Street Port Louis, Mauritius Birth Year: 1954	Director and Member of the Nominating Committee	Since 2002	Managing Director, Mainstream Ltd. (independent financial advisor) and Value Investors Ltd. (private investment company)	1	None

[1]	A “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies.

[2]	Mr. Melwani is an “interested person,” as defined in the 1940 Act, because he serves as President of the Fund and as Senior Managing Director at The Blackstone Group, the parent of Blackstone Advisors, the Fund’s investment manager.

The following table provides information concerning the Class I and Class II Directors currently serving until the year 2009 and 2008 Annual Meetings of Stockholders, respectively:

Number of
				Funds in	Other Board
				Fund Complex[1]	Memberships
			Principal	Overseen	Held by
	Position(s)	Length	Occupation(s)	by Director	Director
	Held	of Time	During	(including the	During Past
Name, Address and Age	with Fund	Served	Past 5 Years	Fund)	Five Years

Class I Directors serving until the 2009 Annual Meeting of Stockholders
Interested Director
Peter G. Peterson[2] The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1926	Director	Since 2005	Senior Chairman, The Blackstone Group (since 1985); Chairman, Federal Reserve Bank of New York (2000 – 2004)	1	Chairman, Council on Foreign Relations; Chairman, Institute for International Economics (Washington, D.C.); President, Concord Coalition; Trustee, Committee for Economic Development; Trustee, Japan Society; Trustee, Museum of Modern Art; Director, National Bureau of Economic Research; Director, Public Agenda Foundation; Director, The Nixon Center

[1]	A “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies.

[2]	Mr. Peterson is an “interested person,” as defined in the 1940 Act, because he serves as Senior Chairman of The Blackstone Group, the parent of Blackstone Advisors, the Fund’s investment manager.

				Number of
				Funds in	Other Board
				Fund Complex[1]	Memberships
			Principal	Overseen	Held by
	Position(s)	Length	Occupation(s)	by Director	Director
	Held	of Time	During	(including the	During Past
Name, Address and Age	with Fund	Served	Past 5 Years	Fund)	Five Years

Class I Directors serving until the 2009 Annual Meeting of Stockholders — (Continued)
Independent Directors
Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, N.Y. 11209 Birth Year: 1955	Director and Member of the Audit Committee and Nominating Committee	Since 2003	Private Investor, Real Estate Investment Management (July 2003 – Present); Treasurer, France Growth Fund (2004 – Present); Vice President, Controller/Treasurer, National Financial Partners (2000 – 2003); Managing Director, Controller/Treasurer, Oppenheimer Capital- PIMCO (1981 – 2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (‘‘Advantage”)
Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, Mass. 02155 Birth Year: 1938	Director, Chairman of the Board and Chairman of the Audit Committee and Nominating Committee	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986 – Present); Dean, Fletcher School of Law & Diplomacy, Tufts University (1986 – 1994)	2	Director of 34 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (‘‘LMPFA”) and its affiliates
Class II Directors serving until the 2008 Annual Meeting of Stockholders
Independent Directors
Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, N.Y. 10021 Birth Year: 1937	Director and Member of the Audit Committee and Nominating Committee	Since 1994	President Emeritus, The Council on Foreign Relations (2003 – Present); President, The Council on Foreign Relations (1993 – 2003); Columnist (1991 – 1993), Deputy Editorial Page Editor (1985 – 1990) and Editor, Op-Ed Page (1988 – 1990), The New York Times	2	Britannica.com; Director of 34 registered investment companies advised by LMPFA and its affiliates
Stephane R. F. Henry c/o Premium Asset Management Ltd. Jamalacs, Vieux Conseil Street Port Louis, Mauritius Birth Year: 1967	Director and Member of the Nominating Committee	Since 2004	Managing Director, Premium Asset Management Ltd., (1998 – Present)	1	Boyer Allan India Fund, Inc.
Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth Year: 1955	Director and Member of the Audit Committee and Nominating Committee	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002 – Present) Director General, Centro de Investigacion para el Desarrollo, A.C. (1984 – 2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage

[1]	A “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager, the country adviser or an affiliate of the investment manager during the Fund’s prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2006 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Fund Complex for the fiscal year ended December 31, 2006. The Fund does not provide any pension or retirement benefits to Directors.

		Total
		Compensation	Total
	Aggregate	from Other Funds	Compensation
	Compensation	Advised by	from Fund and
Name of Director	from Fund	Adviser	Fund Complex[1]

Lawrence K. Becker	$39,200	$9,950	$49,150
Leslie H. Gelb	31,500	9,950	41,450
J. Marc Hardy	29,500	0	29,500
Stephane R. F. Henry	29,400	0	29,400
Prakash A. Melwani	0	0	0
Peter G. Peterson	0	0	0
Luis F. Rubio	31,600	10,050	41,650
Jeswald W. Salacuse	48,700	12,550	61,250

[1]	A “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies.

Beneficial Share Ownership

At March 16, 2007, to the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the outstanding shares of the Fund, except that Cede & Co., a nominee for participants in The Depository Trust Company, held of record 44,828,472.0000 shares, equal to approximately 99.70% of the outstanding shares of the Fund.

Security Ownership of Management

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director as of March 16, 2007:

Aggregate Dollar Range of
Equity Securities in All Funds
Overseen or to be Overseen by
	Dollar Range of Equity	Director or Nominee in Family of
Name of Director or Nominee	Securities in the Fund	Investment Companies[1]

Lawrence K. Becker	None	None
Leslie H. Gelb	None	None
J. Marc Hardy	None	None
Stephane R. F. Henry	None	None
Prakash A. Melwani	None	None
Peter G. Peterson	None	None
Luis F. Rubio	None	None
Jeswald W. Salacuse	$10,001 – $50,000	$10,001 – $50,000

[1]	Investment companies are considered to be in the same “family” if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 16, 2007, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund’s common stock. At March 16, 2007, no Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Blackstone Advisors, the Fund’s investment manager and administrator, Blackstone India, the Fund’s country adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Blackstone Advisors or Blackstone India.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its Stockholders. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Blackstone Advisors, Blackstone India, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent registered public accounting firm and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

The Directors regularly review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Blackstone Advisors and their affiliates and other funds and clients managed by Blackstone Advisors to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s Stockholders.

Officers of the Fund

The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

Term of
Office and
	Position(s)	Length	Principal
	Held	of Time	Occupation During
Name, Address and Age	with Fund	Served	Past 5 Years

Prakash A. Melwani The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1958	President and Director	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group (May 2003 – Present); Founder and Chief Investment Officer, Vestar Capital Partners (1988-2003)
Robert L. Friedman The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, Blackstone (2003 – Present); Senior Managing Director, Blackstone (1999 – Present)
Joshua B. Rovine The Blackstone Group 345 Park Avenue New York, N.Y. 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, Blackstone (2003 – Present); Partner, Sidley Austin Brown & Wood LLP (1994 – 2003)

Term of
Office and
	Position(s)	Length	Principal
	Held	of Time	Occupation During
Name, Address and Age	with Fund	Served	Past 5 Years

Joseph Malangoni Blackstone Asia Advisors L.L.C. 53 State Street Boston, Mass. 02109 Birth Year: 1976	Treasurer and Vice President	Since 2007	Chief Financial Officer, Blackstone Asia Advisors L.L.C. (2007 – Present); Controller and Chief Compliance Officer, Steadfast Financial LLC (2002 – 2007); Senior Associate, PricewaterhouseCoopers LLP (1998 – 2002)
Barbara Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, N.Y. 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006 – Present); Consultant (2005 – 2006); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005 – Present); Senior Vice President, Oppenheimer Asset Management, Inc. (1996 – 2005)
Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 53 State Street Boston, Mass. 02109 Birth Year: 1962	Chief Investment Officer Portfolio Manager	Since 2005 Since 1997	Senior Managing Director, The Blackstone Group (2006 – Present); Managing Director and Senior Portfolio Manager, Advantage Advisers, Inc., an affiliated of Oppenheimer & Co., Inc. (1997 – 2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999 – Present) and The India Fund, Inc. (1997 – Present)

Audit Committee and Audit Committee Report

The Fund’s Audit Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened four times during the fiscal year ended December 31, 2006. The principal functions of the Audit Committee are to appoint and retain the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Becker will serve as the “audit committee financial expert,” as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended and restated in November 2005. The Fund’s amended and restated Audit Committee Charter was filed as an exhibit to the Proxy Statement filed by the Fund on January 9, 2006.

The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2006.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund’s Audit Committee Pre-Approval policy, the Audit Committee pre-approved all audit and non-audit services provided by PwC to the Fund in 2006. A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not “interested persons” of the Fund, Blackstone Advisors or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently Messrs. Becker, Gelb, Hardy, Henry, Rubio and Salacuse are members of the Nominating Committee. This Committee did not meet during the fiscal year ended December 31, 2006. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund adopted a Nominating Committee Charter on December 18, 2003, which is attached hereto as Exhibit A.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund’s shares for at least one year as of the date the recommendation was made.

Board Meetings

During the fiscal year ended December 31, 2006, the Board of Directors held four regular meetings and five special meetings. Each Director attended at least 75% of the meetings of the Board and the committee(s) of the Board on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than ten percent of the Fund’s common stock, Blackstone Advisors and its directors and officers, to file reports of ownership and changes in ownership of the Fund’s securities with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file.

Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund’s Directors and officers, and Blackstone Advisors and Blackstone India and their directors and officers, have complied with applicable filing requirements during the fiscal year ended December 31, 2006.

Required Vote

Directors are elected by a plurality of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the Independent Directors, recommend that
Stockholders vote “FOR” each nominee for Director

ADDITIONAL INFORMATION

Service Providers

Blackstone Advisors currently serves as the Fund’s investment manager and as the Fund’s administrator. The address of Blackstone Advisors is 345 Park Avenue, New York, New York 10154. Blackstone Advisors subcontracts certain of its responsibilities as administrator to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Blackstone India currently serves as the Fund’s country adviser. The address of Blackstone India is Taj President, 90 Cuffe Parade, Suite 1201, Mumbai – 400 005, India.

Independent Registered Public Accounting Firm

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to Blackstone Advisors or any entity controlling, controlled by, or under common control with Blackstone Advisors if such services relate directly to the operations and financial reporting of the Fund.

Audit Fees.  The aggregate fees paid to PwC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PwC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2005 and December 31, 2006 were $90,000 and $101,400, respectively, including out-of-pocket expenses.

Audit-Related Fees.  The aggregate fees paid to PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2005 and December 31, 2006 were $0 and $0, respectively.

Tax Fees.  The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered by PwC to the Fund for the fiscal years ended December 31, 2005 and December 31, 2006 were $5,100 and $49,080, respectively.

All Other Fees.  The aggregate fees billed for all other non-audit services rendered by PwC to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $0, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund, Blackstone Advisors, Blackstone India and any entity controlling, controlled by, or under common control with the Fund, Blackstone Advisors and Blackstone India that provides ongoing services to the Fund for the fiscal years ended December 31, 2005 and December 31, 2006 were $11,206 and $49,080, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

None of the services described above, provided in the fiscal year ended December 31, 2006, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2008, must be received by the Fund (addressed to The India Fund, Inc., 345 Park Avenue, New York, New York 10154) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 21, 2007. Any Stockholder who desires to bring a proposal for consideration at the Fund’s 2008 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 345 Park Avenue, New York, New York 10154) during the 30-day period from December 21, 2007 to January 21, 2008.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The India Fund, Inc., c/o the Fund’s Chief Legal Officer, 345 Park Avenue, New York, New York 10154. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Fund’s Directors are not required to attend the Fund’s Annual Meeting of Stockholders or to otherwise make themselves available to Stockholders for communications, other than by the aforementioned procedures. The only Director to attend the Fund’s April 28, 2006 Annual Meeting of Stockholders was Prakash A. Melwani.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposal is not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund and by regular employees of The Blackstone Group, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails.  Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

March 20, 2007

Exhibit A

The India Fund, Inc.
The Asia Tigers Fund, Inc.

Nominating Committee Charter

Organization

The Nominating Committee (the “Committee”) of each of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each, a “Fund”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange listing standards. The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election as Directors of the Fund.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Committee shall accept nominations for the office of Director made by Fund Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

A-1

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: December 18, 2003

A-2

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

THE INDIA FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS — APRIL 19, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

P R O X Y
The undersigned hereby appoints Robert L. Friedman, Joshua B. Rovine and Barbara Pires, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held on Thursday, April 19, 2007, at 11:00 a.m., New York time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, in Conference Room J on the 30th Floor, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 20, 2007 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an “X” in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION ALL NOMINEES FOR DIRECTOR. Please refer to the Proxy Statement for a description of the nominees.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

SEE REVERSE SIDE	Continued and to be signed and dated, see the reverse side.	SEE REVERSE SIDE

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-816-0834, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. New York Time on April 18, 2007.	Visit the Internet voting Web site at http://proxy.georgeson .com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. New York Time on April 18, 2007.	Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR DIRECTOR.
1. To elect two Class III Directors to the Board of Directors to serve until the 2010 Annual Meeting of Stockholders or thereafter until his successor is elected and qualified, to the Board of Directors

(01) J. Marc Hardy
(02) Prakash A. Melwani
FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES ☐

(Instruction: to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)
2. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

Please mark the box at right if you plan to attend the Meeting.
(Please bring valid identification.)
☐
Change of address and/or comments appear on reverse.
☐

Date _ _ , 2007
(Signature)
(Signature)
(Title)

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.